UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2012

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Boyd Gaming Corporation (the “Company”), held on May 17, 2012, the Company’s stockholders approved the Amendment and Restatement of the Company’s 2002 Stock Incentive Plan (the “2002 Plan”) as the 2012 Stock Incentive Plan (the “2012 Plan”) in order to (a) provide for a term ending ten (10) years from the date of stockholder approval at the Annual Meeting, (b) increase the maximum number of shares of the Company’s common stock authorized for issuance over the term of the 2012 Plan by four million (4,000,000) shares from seventeen million (17,000,000) shares to twenty-one million (21,000,000) shares, (c) permit the future grant of certain equity based awards, including awards designed to constitute “performance-based compensation” under Section 162(m) of the Internal Revenue Code, and (d) make certain other changes.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following proposals were voted on by the Company’s stockholders, as set forth below:

Proposal 1. Election of Directors.

	Votes For	Votes Withheld	Broker Non-Votes
Robert L. Boughner	61,019,705	7,035,086	12,542,254
William R. Boyd	62,345,796	5,708,995	12,542,254
William S. Boyd	62,310,442	5,744,349	12,542,254
Richard E. Flaherty	63,454,837	4,599,954	12,542,254
Thomas V. Girardi	63,166,469	4,888,322	12,542,254
Marianne Boyd Johnson	62,291,801	5,762,990	12,542,254
Maj. Gen. Billy G. McCoy, Ret. USAF	63,107,050	4,947,741	12,542,254
Frederick J. Schwab	63,457,367	4,597,424	12,542,254
Keith E. Smith	63,395,854	4,658,937	12,542,254
Christine J. Spadafor	63,167,329	4,887,462	12,542,254
Peter M. Thomas	63,457,418	4,597,373	12,542,254
Veronica J. Wilson	63,454,965	4,599,826	12,542,254

Each of the director nominees were elected to serve as a director until the 2013 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

Proposal 2. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2012.

Votes For	Votes Against	Abstain
79,906,175	480,665	210,205

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified.

Proposal 3. Approval of the Amendment and Restatement of the Company’s 2002 Stock Incentive Plan as the 2012 Stock Incentive Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
54,422,499	13,448,421	183,871	12,542,254

The Amendment and Restatement of the Company’s 2002 Plan as the 2012 Plan was approved.

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2012	Boyd Gaming Corporation

/s/ Josh Hirsberg
Josh Hirsberg Senior Vice President, Chief Financial Officer and Treasurer